UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2013

Date of reporting period: DECEMBER 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

December 31, 2013

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2013

Contents

Consolidated Portfolio Asset Allocation (Unaudited)	2

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	3
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Consolidated Statement of Cash Flows	16
Notes to Consolidated Financial Statements	17
Consolidated Schedule of Changes in Investments in Affiliates	31
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	33

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	34
Consolidating Statement of Operations	35
Directors and Officers	36
Supplemental Tax Information	41

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

December 31, 2013

Percent of Cash
Industry	and Investments

Gaming Industries	6.9%
Wired Telecommunications Carriers	5.3%
Radio and Television Broadcasting	4.6%
Oil and Gas Extraction	4.6%
Scheduled Air Transportation	4.1%
Other Telecommunications	3.8%
Pharmaceutical and Medicine Manufacturing	3.7%
Specialty Hospitals	3.6%
Business Support Services	3.6%
Management, Scientific, and Technical Consulting Services	3.5%
Full-Service Restaurants	3.5%
Cable and Other Subscription Programming	3.5%
Motion Picture and Video Industries	3.3%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.2%
Coal Mining	3.0%
Other Investment Pools and Funds	3.0%
Metal Ore Mining	2.7%
Other Electrical Equipment and Component Manufacturing	2.6%
Scientific Research and Development Services	2.1%
Architectural, Engineering, and Related Services	2.0%
Communications Equipment Manufacturing	2.0%
Couriers and Express Delivery Services	1.9%
Petroleum and Coal Products Manufacturing	1.9%
Highway, Street, and Bridge Construction	1.9%
Nonscheduled Air Transportation	1.8%
Nondepository Credit Intermediation	1.8%
Electronic Shopping and Mail-Order Houses	1.6%
Software Publishers	1.5%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	1.4%
Deep Sea, Coastal, and Great Lakes Water Transportation	1.1%
Wireless Telecommunications Carriers (except Satellite)	1.0%
Grocery Stores	1.0%
Electric Power Generation, Transmission and Distribution	0.9%
Other Financial Investment Activities	0.8%
Newspaper, Periodical, Book, and Directory Publishers	0.8%
Aerospace Product and Parts Manufacturing	0.8%
Electrical Equipment Manufacturing	0.6%
Data Processing, Hosting, and Related Services	0.4%
Depository Credit Intermediation	0.1%
Semiconductor and Other Electronic Component Manufacturing	0.1%
Traveler Accommodation	0.1%
Home Furnishings Stores	0.1%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.0%
Charter Bus Industry	0.0%
Miscellaneous Securities	2.2%
Cash and Cash Equivalents	1.6%
Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017	Tel: +1 123 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of Tennenbaum Opportunities Fund V, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Tennenbaum Opportunities Fund V, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Tennenbaum Opportunities Fund V, LLC at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California

February 28, 2014

3

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at fair value:
Companies less than 5% owned (cost $960,495,524)	$874,275,404
Companies 5% to 25% owned (cost $346,101,546)	288,406,612
Companies more than 25% owned (cost $162,595,405)	137,667,754
Total investments (cost $1,469,192,475)	1,300,349,770

Cash and cash equivalents	20,768,442
Accrued interest income:
Companies less than 5% owned	9,171,847
Companies 5% to 25% owned	1,174,543
Companies more than 25% owned	635,246
Receivable for investments sold	7,140,045
Deferred debt issuance costs	1,080,367
Unrealized gain on foreign currency exchange contract	578,133
Prepaid expenses and other assets	1,573,987
Total assets	1,342,472,380

Liabilities
Credit facility payable	120,407,751
Distribution payable	28,500,000
Payable for investments purchased	14,992,946
Payable to the Investment Manager	589,851
Equity placement costs payable	543,163
Interest payable	270,945
Accrued expenses and other liabilities	2,944,365
Total liabilities	168,249,021

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000
Accumulated dividends on Series Z preferred stock	22,698
Total preferred stock	302,698

Preferred equity facility
Series A preferred interests in Tennenbaum Opportunities Partners V, LP;
$20,000/interest liquidation preference; 25,000 interest authorized,
18,450 interests issued and outstanding	369,000,000
Accumulated dividends on Series A preferred equity facility	899,436
Total preferred limited partner interests	369,899,436

Net assets applicable to common shareholders	$804,021,225

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares
issued and outstanding	$78
Paid-in capital in excess of par	1,078,833,219
Accumulated net investment income	1,958,877
Accumulated net realized loss	(109,353,782)
Accumulated net unrealized depreciation	(167,394,469)
Accumulated dividends to Series Z preferred shareholders	(22,698)
Net assets applicable to common shareholders	$804,021,225

Common stock, NAV per share	10,270.07

See accompanying notes.

4

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (76.93%)
Bank Debt (51.69%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (1.43%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 7.25%,
1.25% LIBOR Floor, due 4/3/18	$1,632,760	$1,641,945	0.12%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 11%,
1.5% LIBOR Floor, due 10/3/18	$17,348,047	17,226,611	1.31%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		18,868,556

Aerospace Product and Parts Manufacturing (0.01%)
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (4)	$150,803	82,565	0.01%

Architectural, Engineering, and Related Services (1.63%)
Global Geophysical Services, Inc., Senior Secured 1st Lien Delayed Draw Term Loan,
LIBOR + 9.75%, 1% LIBOR Floor, due 9/30/16	$-	14,567	-
Global Geophysical Services, Inc., Senior Secured 1st Lien Term Loan,
LIBOR + 9.75%, 1% LIBOR Floor, due 9/30/16	$21,460,329	21,513,979	1.63%
Total Architectural, Engineering, and Related Services		21,528,546

Business Support Services (3.18%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%,
1.25% LIBOR Floor, due 8/28/19	$41,208,525	42,012,092	3.18%

Cable and Other Subscription Programming (3.50%)
Medfort, S.a.r.l., 1st Lien Term Loan A, 15% PIK, due 11/21/17 - (Germany) (2), (3), (4)	€3,423,334	4,704,688	0.36%
Medfort, S.a.r.l., 1st Lien Term Loan A2, 15% PIK, due 11/21/17 - (Germany) (2), (3), (4)	€12,035,724	16,540,696	1.25%
Medfort, S.a.r.l., 1st Lien Term Loan B, 1% PIK, due 11/21/17 - (Germany) (2), (3), (4)	€27,623,608	13,021,352	0.99%
Medfort, S.a.r.l., 1st Lien Term Loan B2, 1% PIK, due 11/21/17 - (Germany) (2), (3), (4)	€9,243,109	13	-
Primacom Finance (Lux) S.A., Super Senior Facility, 11%,
due 9/30/16 - (Luxembourg) (2), (3)	€6,129,032	8,423,129	0.64%
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK,
due 11/21/17 - (Germany) (2), (3), (4)	€2,542,833	3,494,616	0.26%
Total Cable and Other Subscription Programming		46,184,494

Charter Bus Industry (0.00%)
Coach America Holdings, Inc., Senior Secured 1st Lien Term Loan,
LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$13,507,374	-	-
Coach America Holdings, Inc., Senior Secured Letters of Credit PIK Facility,
LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$3,578	-	-
Coach America Holdings, Inc., Senior Secured Letters of Credit,
LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$3,275,272	-	-
Total Charter Bus Industry		-

5

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Coal Mining (2.91%)
Eagle Coal Company, Inc., Senior Secured 1st Lien Term Loan,
LIBOR + 10% , 1.5% LIBOR Floor, due 7/10/18	$13,229,587	$12,964,995	0.98%
Oxford Mining Company, LLC, Senior Secured 2nd Lien Term Loan,
LIBOR + 9.75% Cash + 5.75% PIK, 1.25% LIBOR Floor, due 12/24/15	$27,622,702	25,440,509	1.93%
Total Coal Mining		38,405,504

Communications Equipment Manufacturing (1.13%)
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (4), (6)	$38,898,064	14,975,754	1.13%

Couriers and Express Delivery Services (1.90%)
U.S. Xpress Enterprises, Inc., Senior Secured 1st Lien Term Loan,
LIBOR + 7.5%, 1.5% LIBOR Floor, due 11/14/16	$25,247,501	25,121,263	1.90%

Electric Power Generation, Transmission and Distribution (0.91%)
Longview Power, LLC, Senior Secured 1st Lien Non Extended Term Loan,
LIBOR + 4.75%, due 2/28/14	$19,055,046	9,686,252	0.73%
Longview Power, LLC, Senior Secured Super Priority Debtor-in-Possession,
LIBOR + 7.5%, 1.5% LIBOR Floor, due 11/22/15	$339,999	2,328,992	0.18%
Total Electric Power Generation, Transmission and Distribution		12,015,244

Electrical Equipment Manufacturing (0.59%)
API Technologies Corp., Senior Secured 1st Lien Term Loan, LIBOR + 7.50%,
1.50% LIBOR Floor, due 2/6/18	$7,891,858	7,820,831	0.59%

Electronic Shopping and Mail-Order Houses (1.42%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5%, due 3/31/16	$18,882,943	18,807,412	1.42%

Full-Service Restaurants (3.52%)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18 (6)	$16,698,762	7,105,323	0.54%
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK,
due 3/21/16 (6)	$3,859,571	3,859,571	0.29%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/21/16 (6)	$10,216,362	10,216,362	0.77%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B,
12% Cash + 7% PIK, due 3/21/16 (6)	$19,225,541	19,225,541	1.46%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1,
12% Cash + 7% PIK, due 3/21/16 (6)	$6,056,358	6,056,358	0.46%
Total Full Service Restaurants		46,463,155

Grocery Stores (1.02%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35%,
1.5% LIBOR Floor, due 12/28/15	$13,267,138	13,466,145	1.02%

6

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Management, Scientific, and Technical Consulting Services (3.53%)
Hill International, Inc., Senior Secured 2nd Lien Term Loan, 7.5%, due 10/18/16	$46,666,667	$46,666,667	3.53%

Motion Picture and Video Industries (3.29%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$26,627,910	24,231,398	1.83%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$21,302,328	19,299,909	1.46%
Total Motion Picture and Video Industries		43,531,307

Nonscheduled Air Transportation (1.69%)
One Sky Flight, LLC, Senior Secured 2nd Lien Term Loan, 12% Cash + 3% PIK,
due 6/3/19	$23,000,000	22,379,000	1.69%

Other Electrical Equipment and Component Manufacturing (2.64%)
Palladium Energy, Inc., 1st Lien Senior Secured Term Loan, LIBOR + 9%,
1% LIBOR Floor, due 12/26/17	$35,000,000	34,842,500	2.64%

Other Financial Investment Activities (0.83%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%,
due 12/31/22	$29,935,609	10,926,497	0.83%

Other Telecommunications (3.77%)
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor,
due 6/21/17	$45,947,023	49,852,519	3.77%

Petroleum and Coal Products Manufacturing (1.88%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor,
due 10/11/17	$25,754,675	24,853,261	1.88%

Radio and Television Broadcasting (4.42%)
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% Cash + 4% PIK,
2% LIBOR Floor, due 8/3/16	$23,573,567	22,830,999	1.73%
The Tennis Channel, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 8.5%,
due 5/29/17	$35,487,423	35,540,654	2.69%
Total Radio and Television Broadcasting		58,371,653

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (0.55%)
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16 (2)	$7,200,688	7,200,688	0.55%

7

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Scheduled Air Transportation (1.95%)
Aircraft Secured Mortgages - Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17 (6)	$561,093	$576,180	0.04%
N918DL, 8%, due 8/15/18 (6)	$753,178	771,210	0.06%
N954DL, 8%, due 3/20/19 (6)	$998,492	1,018,380	0.08%
N955DL, 8%, due 6/20/19 (6)	$1,035,196	1,054,680	0.08%
N956DL, 8%, due 5/20/19 (6)	$1,033,240	1,053,360	0.08%
N957DL, 8%, due 6/20/19 (6)	$1,044,250	1,064,250	0.08%
N959DL, 8%, due 7/20/19 (6)	$1,055,170	1,074,480	0.08%
N960DL, 8%, due 10/20/19 (6)	$1,096,483	1,115,070	0.09%
N961DL, 8%, due 8/20/19 (6)	$1,084,006	1,103,190	0.08%
N976DL, 8%, due 2/15/18 (6)	$765,523	785,400	0.06%
Aircraft Secured Mortgages - Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16 (6)	$3,132,712	3,854,395	0.29%
N512UA, 20%, due 10/26/16 (6)	$3,186,887	3,943,990	0.30%
N536UA, 16%, due 9/29/14 (6)	$1,036,889	1,086,000	0.08%
N545UA, 16%, due 8/29/15 (6)	$2,378,677	2,623,595	0.20%
N585UA, 20%, due 10/25/16 (6)	$3,741,882	4,630,885	0.35%
Total Scheduled Air Transportation		25,755,065

Software Publishers (1.53%)
Coreone Technologies, LLC, Senior Secured 1st Lien Term Loan,
LIBOR + 3.75% Cash + 5% PIK, 1% LIBOR Floor, due 9/4/18	$20,328,701	20,176,235	1.53%

Specialty Hospitals (1.42%)
UBC Healthcare Analytics, Inc., Senior Secured 1st Lien Term Loan,
LIBOR + 9%, 1% LIBOR Floor, due 7/1/18	$18,622,690	18,734,426	1.42%

Wireless Telecommunications Carriers (except Satellite) (1.04%)
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan,
LIBOR + 10.9%, due 4/30/14 - (Canada)	$13,634,043	13,770,383	1.04%

Total Bank Debt (Cost $756,781,989)		682,811,762

Other Corporate Debt Securities (25.24%)
Aerospace Product and Parts Manufacturing (0.08%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (4)	$20,957,000	867,326	0.06%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (4)	$6,123,000	253,406	0.02%
Total Aerospace Product and Parts Manufacturing		1,120,732

Architectural, Engineering, and Related Services (0.20%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
6% Cash + 10% PIK, due 12/31/19 (2), (5)	$2,617,287	2,617,287	0.20%

8

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Communications Equipment Manufacturing (0.74%)
Avaya, Inc., Senior Secured 2nd Lien Notes, 10.5%, due 3/1/21 (5)	$10,140,000	$9,734,400	0.74%

Gaming Industries (3.00%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$80,839,000	39,611,110	3.00%

Home Furnishings Stores (0.05%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	666,203	0.05%

Metal Ore Mining (2.56%)
Molycorp, Inc., Senior Unsecured Convertible Notes, 3.25%, due 6/15/16	$5,003,000	3,564,637	0.27%
Thompson Creek Metals Co., Senior Unsecured Notes, 7.375%, due 6/1/18 - (Canada)	$35,041,000	30,222,863	2.29%
Total Metal Ore Mining		33,787,500

Nondepository Credit Intermediation (1.78%)
Caribbean Financial Group, Senior Secured Notes, 11.5%,
due 11/15/19 - (Cayman Islands) (5)	$22,000,000	23,540,000	1.78%

Oil and Gas Extraction (3.40%)
Linc Energy Finance, Inc., Senior Secured Notes, 12.5%, due 10/31/17 (5)	$16,220,000	17,801,450	1.35%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (2), (5)	$25,340,000	27,097,963	2.05%
Total Oil and Gas Extraction		44,899,413

Other Investment Pools and Funds (2.65%)
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%,
due 8/2/21 - (Cayman Islands) (5)	$35,000,000	35,000,000	2.65%

Pharmaceutical and Medicine Manufacturing (1.85%)
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 8%,
due 12/15/16 - (France) (2), (5)	$24,483,000	24,483,000	1.85%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (2.46%)
AGY Holding Corp., Senior Secured 2nd Lien Notes, 11%, due 11/15/16 (2), (5)	$32,444,500	32,444,500	2.46%

Scientific Research and Development Services (2.07%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17 (5)	$26,732,000	27,400,300	2.07%

Specialty Hospitals (2.20%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17 (5)	$33,104,000	29,131,520	2.20%

Miscellaneous Securities (2.20%) (8)	$36,796,000	29,058,254	2.20%

Total Other Corporate Debt Securities (Cost $355,433,690)		333,494,219

Total Debt Investments (Cost $1,112,215,679)		1,016,305,981

9

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (21.50%)
Aerospace Product and Parts Manufacturing (0.71%)
Beech Holdings, LLC, Membership Units (4), (5)	1,218,826	$9,369,725	0.71%

Architectural, Engineering, and Related Services (0.17%)
Alion Science & Technology Corporation, Warrants (4)	9,175	92	-
ESP Holdings, Inc., 15% PIK, Cumulative Preferred Stock (2), (4), (5)	6,674	1,298,124	0.10%
ESP Holdings, Inc., Common Stock (2), (4), (5)	29,156	939,209	0.07%
Total Architectural, Engineering, and Related Services		2,237,425

Business Support Services (0.37%)
STG-Fairway Holdings, LLC, Class A Units (4), (5)	2,368,001	4,847,298	0.37%

Cable and Other Subscription Programming (0.00%)
Perseus Holdings S.A., Common Stock - (Luxembourg) (2), (3), (4), (5)	78,000	-	-

Coal Mining (0.11%)
Oxford Resource Holdings, LLC, Warrants to Purchase Class B Units (4), (5)	85	5,316	-
Oxford Resource Partners, LP, Warrants to Purchase Common Units (4), (5)	702,034	1,420,598	0.11%
Oxford Resource Partners, LP, Warrants to Purchase Subordinated Units (4), (5)	651,246	5,316	-
Total Coal Mining		1,431,230

Communications Equipment Manufacturing (0.12%)
Dialogic, Inc., Common Stock (4), (5), (6)	4,504,102	1,571,932	0.12%
Dialogic, Inc., Preferred Stock (4), (5), (6)	1	100	-
Dialogic, Inc., Warrants to Purchase Common Stock (4), (5), (6)	1,920,000	49,867	-
Total Communications Equipment Manufacturing		1,621,899

Data Processing, Hosting, and Related Services (0.39%)
GXS Holdings, Inc., Common Stock (4), (5)	1,806,332	1,083,799	0.08%
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	34,251	4,103,280	0.31%
Total Data Processing, Hosting, and Related Services		5,187,079

Deep Sea, Coastal, and Great Lakes Water Transportation (1.14%)
Blue Wall Shipping Limited, Common Stock - (Marshall Islands) (4)	1,339,286	15,000,003	1.14%

Depository Credit Intermediation (0.14%)
Doral Financial Corporation, Common Stock - (Puerto Rico) (4)	120,539	1,887,641	0.14%

Electronic Shopping and Mail-Order Houses (0.12%)
Shop Holding, LLC, Class A Units (4), (5)	1,379,026	1,499,701	0.11%
Shop Holding, LLC, Warrants to Purchase Class A Units (4), (5)	919,351	107,662	0.01%
Total Electronic Shopping and Mail-Order Houses		1,607,363

10

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Full-Service Restaurants (0.00%)
RM Holdco, LLC, Membership Units (4), (5), (6)	42,552,000	$-	-

Gaming Industries (3.90%)
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (4), (5)	6,843,047	48,441,792	3.67%
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	3,110,517	0.23%
Total Gaming Industries		51,552,309

Highway, Street, and Bridge Construction (1.86%)
Contech Holdings, Inc., Common Stock (2), (4), (5)	711,255	24,609,460	1.86%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.01%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	94	117,175	0.01%

Metal Ore Mining (0.11%)
St. Barbara Ltd., Common Stock - (Australia) (3), (4)	6,254,591	1,450,077	0.11%

Newspaper, Periodical, Book, and Directory Publishers (0.80%)
HW Topco, Inc., Common Stock (4), (5)	868,872	10,469,908	0.79%
HW Topco, Inc., Preferred Stock (4), (5)	1,693	20,401	-
TBC Holdings I, Inc., Common Stock (4), (5)	2,967	95,537	0.01%
Total Newspaper, Periodical, Book, and Directory Publishers		10,585,846

Nonscheduled Air Transportation (0.12%)
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock (4), (5)	2,329	1,603,557	0.12%

Oil and Gas Extraction (1.16%)
Woodbine Intermediate Holdings, LLC, Membership Units (4), (5), (6)	576	15,330,697	1.16%

Other Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units (4), (5)	474,738	12,106	-

Other Investment Pools and Funds (0.36%)
TCP Delos Cayman Holdings, Common Shares (3), (4), (5), (6)	551,799	758,337	0.06%
TCP Delos Cayman Holdings, Common Shares (4), (5), (6)	726,529	726,529	0.05%
TCP Delos Delaware Holdings, LLC, Partnership Interest (3), (5), (6)	2,394,699	3,291,035	0.25%
Total Other Investment Pools and Funds		4,775,901

Other Telecommunications (0.01%)
LightSquared Inc., Call Option $0.01 (4), (5)	658,402	124,036	0.01%

Pharmaceutical and Medicine Manufacturing (1.89%)
NVHL S.A., Common Shares - (Luxembourg) (2), (3), (4), (5)	5,127,200	24,922,097	1.89%

Radio and Television Broadcasting (0.14%)
SCG Financial Acquisition Corp., Common Stock (4)	146,428	711,640	0.05%
SiTV, Inc., Warrants to Purchase Common Stock (4), (5)	786,791	1,195,922	0.09%
Total Radio and Television Broadcasting		1,907,562

11

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (0.18%)
KAGY Holding Company, Inc., Series A Preferred Stock (2), (4), (5)	34,229	$2,317,934	0.18%

Scheduled Air Transportation (2.18%)
Equipment Trusts - Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interest (5), (6)	1,411	244,530	0.02%
N918DL Trust Beneficial Interest (5), (6)	1,210	277,530	0.02%
N954DL Trust Beneficial Interest (5), (6)	1,148	132,000	0.01%
N955DL Trust Beneficial Interest (5), (6)	1,119	220,440	0.02%
N956DL Trust Beneficial Interest (5), (6)	1,126	211,200	0.02%
N957DL Trust Beneficial Interest (5), (6)	1,119	212,850	0.02%
N959DL Trust Beneficial Interest (5), (6)	1,112	214,500	0.02%
N960DL Trust Beneficial Interest (5), (6)	1,093	212,850	0.02%
N961DL Trust Beneficial Interest (5), (6)	1,106	201,630	0.01%
N976DL Trust Beneficial Interest (5), (6)	1,269	199,967	0.01%
Equipment Trusts - Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interests (5), (6)	510	4,435,373	0.34%
N512UA Trust Beneficial Interests (5), (6)	504	4,365,725	0.33%
N536UA Trust Beneficial Interests (5), (6)	769	6,256,232	0.47%
N545UA Trust Beneficial Interests (5), (6)	637	6,114,162	0.46%
N585UA Trust Beneficial Interests (5), (6)	504	5,446,294	0.41%
Total Scheduled Air Transportation		28,745,283

Semiconductor and Other Electronic Component Manufacturing (0.13%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)	1,935,857	1,713,233	0.13%

Traveler Accommodation (0.06%)
Buffets Restaurants Holdings, Inc., Common Stock (4), (5)	139,526	767,393	0.06%

Wired Telecommunications Carriers (5.32%)
Hawaiian Telcom Holdco, Inc., Common Stock (4)	462,676	13,588,794	1.03%
Hawaiian Telcom Holdco, Inc., Warrants (4)	54,272	793,457	0.06%
Integra Telecom, Inc., Common Stock (2), (4), (5)	10,080,250	44,161,617	3.34%
Integra Telecom, Inc., Warrants (2), (4), (5)	3,018,747	1,688,447	0.13%
V Telecom Investment S.C.A., Common Shares (3), (4), (5)	3,741	10,087,145	0.76%
Total Wired Telecommunications Carriers		70,319,460

Total Equity Securities (Cost $356,976,796)		284,043,789

Total Investments (Cost $1,469,192,475) (7)		1,300,349,770

12

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2013

Showing Percentage of Total Cash and Investments of the Company

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Cash and Cash Equivalents (1.57%)
Wells Fargo Securities, LLC, Overnight Repurchase Agreement, 0.02%, due 1/2/14 Collateralized by Freddie Mac Discount Note		$3,863,598	$3,863,598	0.29%
Union Bank of California, Commercial Paper, 0.10%, due 1/2/14		$8,000,000	7,999,978	0.61%
Cash Denominated in Foreign Currency	CAD	5,215,371	4,909,508	0.37%
Cash Denominated in Foreign Currency		€369,474	507,769	0.04%
Cash Denominated in Foreign Currency		£100,175	165,860	0.01%
Cash Held on Account at Various Institutions		$3,321,729	3,321,729	0.25%
Total Cash and Cash Equivalents			20,768,442

Total Cash and Investments			$1,321,118,212	100.00%

Notes to Statement of Investments:

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(3)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security – See Note 2, Summary of Significant Accounting Policies.

(6)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(7)	Includes investments with an aggregate fair value of $39,611,110 that have been segregated to collateralize certain unfunded commitments.

(8)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $422,715,453 and $493,122,140, respectively. Aggregate acquisitions includes investment assets received as payment in-kind. Aggregate dispositions includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2013 was $1,162,674,267, or 88.01% of total cash and investments of the Company.

Derivative instruments at December 31, 2013 were as follows:

Instrument	Notional Amount		Fair Value
Foreign currency forward exchange contract, sell AUD vs. USD for settlement April 4, 2014	AUD	5,182,870	$578,133

13

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Year Ended December 31, 2013

Investment income
Interest income:
Companies less than 5% owned	$114,596,533
Companies 5% to 25% owned	8,384,871
Companies more than 25% owned	10,355,398
Other income:
Companies less than 5% owned	4,853,766
Companies 5% to 25% owned	482,823
Companies more than 25% owned	4,691,218
Total investment income	143,364,609

Operating expenses
Management and advisory fees	28,650,000
Interest expense	1,399,644
Legal fees, professional fees and due diligence expenses	1,093,020
Amortization of deferred debt issuance costs	1,070,064
Insurance expense	350,825
Commitment fees	324,248
Director fees	258,000
Custody fees	176,000
Other operating expenses	707,326
Total operating expenses	34,029,127

Net investment income	109,335,482

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	13,946,636
Investments in companies 5% to 25% owned	(25,528,919)
Foreign currency transactions	1,967,473
Net realized loss	(9,614,810)

Net change in net unrealized appreciation/depreciation on:
Investments	35,174,929
Foreign currency	83,632
Net change in net unrealized appreciation/depreciation	35,258,561

Net realized and unrealized gain	25,643,751

Dividends paid on Series A preferred equity facility	(3,724,145)
Net change in accumulated dividends on Series A preferred equity facility	31,450
Net change in reserve for dividends to Series Z preferred shareholders	(20,254)

Net increase in net assets applicable to common shareholders resulting from operations	$131,266,284

See accompanying notes.

14

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

Net assets applicable to common shareholders, beginning of year	$772,254,941	$834,615,259

Net investment income	109,335,482	95,381,632
Net realized loss	(9,614,810)	(82,452,800)
Net change in net unrealized appreciation/depreciation	35,258,561	44,303,576
Dividends paid on Series A preferred equity facility from
net investment income	(3,724,145)	(3,537,091)
Net change in accumulated dividends on Series A preferred equity facility	31,450	(32,861)
Dividends paid to Series Z preferred shareholders from net investment income	-	(44,508)
Net change in reserve for dividends to Series Z preferred shareholders	(20,254)	21,734
Net increase in net assets applicable to common shareholders
resulting from operations	131,266,284	53,639,682

Distributions to common shareholders from:
Net investment income	(99,500,000)	(116,000,000)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $1,958,877 and distributions in excess of net investment income of $6,156,015, respectively.)	$804,021,225	$772,254,941

15

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2013

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$131,266,284
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	9,614,810
Net change in net unrealized appreciation/depreciation	(35,463,752)
Dividends paid on Series A preferred equity facility	3,724,145
Net change in accumulated dividends on Series A preferred equity facility	(31,450)
Net change in reserve for dividends to Series Z preferred shareholders	20,254
Interest income paid in kind	(6,125,730)
Net accretion of market discount	(8,582,851)
Accretion of original issue discount	(8,115,683)
Amortization of deferred debt issuance costs	1,070,064
Changes in assets and liabilities:
Purchases of investments	(416,589,723)
Proceeds from sales, maturities and paydowns of investments	493,122,140
Increase in receivable for investments sold	(42,121)
Decrease in accrued interest income - companies less than 5% owned	1,309,089
Increase in accrued interest income - companies 5% to 25% owned	(658,530)
Decrease in accrued interest income - companies more than 25% owned	355,135
Increase in prepaid expenses and other assets	(562,597)
Increase in payable for investments purchased	8,518,214
Increase in payable to the Investment Manager	424,302
Increase in interest payable	232,603
Increase in accrued expenses and other liabilities	1,088,364
Net cash provided by operating activities	174,572,967

Financing activities
Proceeds from draws on credit facility	161,000,000
Principal repayments on credit facility	(270,292,780)
Dividends paid on Series A preferred equity facility	(3,724,145)
Distributions to common shareholders	(71,000,000)
Net cash used in financing activities	(184,016,925)

Net decrease in cash and cash equivalents	(9,443,958)
Cash and cash equivalents at beginning of year	30,212,400
Cash and cash equivalents at end of year	$20,768,442

Supplemental disclosure:
Interest payments	$1,167,041

See accompanying notes.

16

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2013

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a nontaxable transaction. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of four persons, three of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common interests and preferred interests voting together as a single class.

17

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

1. Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.91 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $436 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company. The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2013, the Partnership had 18,450 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At December 31, 2013, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

18

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

19

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of December 31, 2013 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$635,703,807	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	4.1% - 23.9% (12.1%) 1 - 1 (1) 0.4x - 0.4x (0.4x) 7.5x - 9.0x (8.8x)
Other Corp Debt	96,331,723	Market rate approach Market quotations Market comparable companies	Market yields Indicative bid/ask quotes EBITDA multiples	14.0% - 14.0% (14.0%) 1 - 1 (1) 7.5x - 7.5x (7.5x)
Equity	240,133,283	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	13.0% - 18.0% (13.4%) 1 - 2 (1) 0.4x - 0.4x (0.4x) 2.5x - 10.0x (7.5x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

20

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2013, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$39,611,110	$19,210,084
2	Other observable market inputs*	47,107,955	197,551,386	24,700,422
3	Independent third-party pricing sources that employ significant unobservable inputs	635,703,807	95,210,990	214,039,902
3	Investment Manager valuations with significant unobservable inputs	-	1,120,733	26,093,381
Total		$682,811,762	$333,494,219	$284,043,789

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the year ended December 31, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$662,095,730	$65,111,150	$191,007,907
Net realized and unrealized gains (losses)	5,812,072	24,471,649	(9,789,428)
Acquisitions	251,663,151	35,246,469	36,578,922
Dispositions	(223,396,210)	(24,031,835)	(22,427,943)
Transfer into Level 3 ǂ	83,552	32,695,782	18,670,444
Transfers out of Level 3†	(60,554,488)	(38,282,225)	-
Ending balance	$635,703,807	$95,210,990	$214,039,902

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(1,868,170)	$24,471,649	$7,865,946

ǂ Comprised of four investments that transferred from Level 2 due to reduced trading volumes.

† Comprised of seven investments that transferred to Level 2 due to increased observable market activity.

21

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$100,876	$6,582,065	$9,001,492
Net realized and unrealized gains (losses)	(30,021)	4,684,021	(2,362,261)
Acquisitions	-	768,598	19,478,278
Dispositions	(1,069,569)	(13,351,151)	(24,220)
Transfer into Level 3‡	998,714	2,437,200	92
Ending balance	$-	$1,120,733	$26,093,381

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(505,833)	$4,684,021	$(2,416,368)

‡ Comprised of six investments that transferred from Level 2 due to reduced trading volumes.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

22

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2013, the Partnership held foreign currency denominated investments comprising approximately 6.67% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company and the Partnership report that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain forward exchange transactions. The Company recognizes all derivatives as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

23

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Gains and losses from derivative transactions during the year ended December 31, 2013 were included in net realized and unrealized gain (loss) on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract	$-	$578,133

Valuations of foreign currency forward exchange contracts at December 31, 2013 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$578,133

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

Certain of the Partnership’s debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

24

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the partners’ income tax returns. In accordance with ASC Topic 740 - Income Taxes, the Company and the Partnership recognize in their consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2013, all tax years of the Company and the Partnership since January 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at yearend for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. At December 31, 2013, the Company reclassified $1,972,105 in foreign currency gains from accumulated net realized loss to accumulated net investment income. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of interest income and gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of December 31, 2013, the tax-basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$3,165,000
Capital loss carryforwards	(103,469,828)
Post-October capital loss deferral	(5,883,954)

Unrealized appreciation	$133,551,716
Unrealized depreciation	(301,816,288)
Net unrealized depreciation	(168,264,572)

Cost	$1,469,192,475

All distributions to common and Series Z Preferred shareholders as reflected in the Consolidated Statements of Changes in Net Assets were treated as distributions of ordinary income in the respective year for federal tax purposes. Distributions to holders of the Series A Preferred are treated, on an accrual basis, as distributions of ordinary income for federal tax purposes.

25

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2013, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Any net long-term capital gains are distributed at least annually. As of December 31, 2013, the Company had declared $598,690,955 to the common shareholders since inception.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4. Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

26

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

4. Management and Advisory Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.425% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.425% or (ii) the CP Conduit’s cost of funds plus 0.425%, subject to certain limitations. Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.425% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. The weighted-average interest rate on outstanding borrowings at December 31, 2013 was 0.58%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2013, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At December 31, 2013, outstanding borrowings included €42,500,000 ($58,407,751) and $62,000,000. Accrued interest included €778 ($1,069) and $269,876.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

27

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2013

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $8.9 million.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Company which are funded by or reimbursable through contributions from or deductions from distributions to the Company. At December 31, 2013, the Company had a receivable from the Partnership, and the Partnership had a liability to the Company, in the amount of $512,488 as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2013, such reimbursable amounts totaled $589,851 as reflected in the Consolidated Statement of Assets and Liabilities.

8. Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of December 31, 2013. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

28

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

9. Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Common Share (1)
Net asset value, beginning of year	$9,864.31	$10,660.86	$12,902.36	$12,009.93	$7,317.59

Equity placement costs charged to paid-in capital	-	-	-	-	(6.86)

Investment operations:
Net investment income	1,396.58	1,218.35	1,249.82	1,366.78	1,022.14
Net realized and unrealized gain (loss)	327.56	(487.30)	(1,650.35)	913.47	4,688.68
Dividends on Series A preferred equity facility	(47.57)	(45.18)	(44.00)	(46.77)	(50.27)
Net change in accumulated dividends on
Series A preferred equity facility	0.40	(0.42)	(0.39)	0.44	9.72
Dividends to Series Z preferred shareholders	-	(0.57)	-	(0.57)	-
Net change in reserve for dividends to
Series Z preferred shareholders	(0.26)	0.28	(0.29)	0.28	(0.29)
Total from investment operations	1,676.71	685.16	(445.21)	2,233.63	5,669.98

Distributions to common shareholders from:
Net investment income	(1,270.95)	(1,481.71)	(1,195.69)	(1,341.20)	(970.78)
Net realized gain	-	-	(600.60)	-	-
Net asset value, end of year	$10,270.07	$9,864.31	$10,660.86	$12,902.36	$12,009.93

Return on invested assets (2)	12.7%	7.6%	(0.8)%	18.0%	58.9%

Total return to common shareholders (3)	17.7%	6.6%	(4.2)%	19.4%	81.6%
Less: performance allocation	-	-	-	-	-
Return to common shareholders	17.7%	6.6%	(4.2)%	19.4%	81.6%

Ratios to average common equity: (4)
Net investment income	13.5%	11.5%	10.1%	10.9%	11.2%
Expenses	4.2%	4.0%	3.4%	3.4%	4.9%
Expenses and General Partner allocation	4.2%	4.0%	3.4%	3.4%	4.9%

Ending common shareholder equity	$804,021,225	$772,254,941	$834,615,259	$1,010,097,800	$940,230,903
Portfolio turnover rate	31.2%	41.8%	41.1%	66.8%	48.3%
Weighted-average debt outstanding	$225,346,892	$87,573,428	$88,160,550	$82,122,988	$119,602,754
Weighted-average interest rate	0.6%	0.8%	1.5%	0.9%	1.3%
Weighted-average number of shares	78,287.8060	78,287.8060	78,287.8060	78,287.8060	78,246.8351
Average debt per share	$2,878	$1,119	$1,126	$1,049	$1,529

29

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

9. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2013:
Return on invested assets (2)	6.2%
Internal rate of return (5)	5.0%

Asset Coverage:
	December 31,
	2013	2012	2011	2010	2009
Series A Preferred Equity Facility:
Interests outstanding	18,450	18,450	18,450	18,450	18,450
Involuntary liquidation value per share	$20,049	$20,050	$20,049	$20,047	$20,049
Asset coverage per interest	$52,876	$46,027	$57,186	$64,342	$62,441

Series Z Preferred Stock:
Shares outstanding	560	560	560	560	560
Involuntary liquidation value per share	$541	$504	$543	$503	$542
Asset coverage per share	$1,426	$1,158	$1,549	$1,613	$1,688

Senior Secured Revolving Credit Facility:
Debt outstanding	$120,407,751	$225,796,601	$80,358,200	$86,996,000	$74,469,200
Asset coverage per $1,000 of debt outstanding	$10,728	$6,059	$15,992	$16,865	$18,596

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company’s relatively smaller capital base while the Company was ramping up.

(5)	Returns are net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date.

30

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2013

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

AGY Holding Corp., Senior Secured 2nd Lien Notes, 11%, due 11/15/16	$32,282,277	$-	$-	$32,444,500
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	-	7,200,688	-	7,200,688
Aircraft Secured Mortgages - Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17	713,130	-	(150,459)	576,180
N918DL, 8%, due 8/15/18	882,420	-	(133,188)	771,210
N954DL, 8%, due 3/20/19	1,160,280	-	(153,014)	1,018,380
N955DL, 8%, due 6/20/19	1,188,000	-	(147,188)	1,054,680
N956DL, 8%, due 5/20/19	1,189,650	-	(149,636)	1,053,360
N957DL, 8%, due 6/20/19	1,198,560	-	(148,475)	1,064,250
N959DL, 8%, due 7/20/19	1,207,470	-	(147,326)	1,074,480
N960DL, 8%, due 10/20/19	1,243,770	-	(145,153)	1,115,070
N961DL, 8%, due 8/20/19	1,236,510	-	(148,659)	1,103,190
N976DL, 8%, due 2/15/18	918,720	-	(154,608)	785,400
Aircraft Secured Mortgages - Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16	5,223,660	-	(776,981)	3,854,395
N512UA, 20%, due 10/26/16	5,298,775	-	(760,279)	3,943,990
N536UA, 16%, due 9/29/14	2,646,220	-	(1,363,182)	1,086,000
N545UA, 16%, due 8/29/15	4,161,190	-	(1,221,555)	2,623,595
N585UA, 20%, due 10/25/16	6,222,780	-	(892,682)	4,630,885
Contech Engineered Solutions, LLC, Senior Secured 1st Lien Term Loan,
LIBOR + 8% Cash + 3% PIK, 2% LIBOR Floor, due 2/7/17	10,128,064	126,383	(10,254,447)	-
Contech Holdings, Inc., Common Stock	18,670,444	-	-	24,609,460
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK,
due 3/31/15	31,713,980	5,265,024	(2,709,405)	14,975,754
Dialogic, Inc., Common Stock	5,094,464	-	-	1,571,932
Dialogic, Inc., Preferred Stock	100	-	-	100
Dialogic, Inc., Warrants to Purchase Common Stock	1,463,200	-	-	49,867
Equipment Trusts - Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interest	216,480	150,459	(182,532)	244,530
N918DL Trust Beneficial Interest	233,970	133,188	(173,421)	277,530
N954DL Trust Beneficial Interest	220,110	153,014	(209,163)	132,000
N955DL Trust Beneficial Interest	311,850	147,188	(206,613)	220,440
N956DL Trust Beneficial Interest	316,800	149,636	(209,460)	211,200
N957DL Trust Beneficial Interest	318,120	148,475	(208,593)	212,850
N959DL Trust Beneficial Interest	319,110	147,326	(207,735)	214,500
N960DL Trust Beneficial Interest	329,340	145,153	(207,082)	212,850
N961DL Trust Beneficial Interest	332,640	148,659	(210,708)	201,630
N976DL Trust Beneficial Interest	161,700	154,608	(199,088)	199,967
Equipment Trusts - Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interest	4,569,318	776,981	(342,107)	4,435,373
N512UA Trust Beneficial Interest	4,513,239	760,279	(336,500)	4,365,725
N536UA Trust Beneficial Interest	5,951,253	1,363,182	(430,599)	6,256,232
N545UA Trust Beneficial Interest	5,878,101	1,221,555	(452,846)	6,114,162
N585UA Trust Beneficial Interest	5,557,611	892,682	(445,605)	5,446,294
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 13%,
2.5% LIBOR Floor, due 3/31/17	3,424,501	-	(3,424,501)	-
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
6% Cash + 10% PIK, due 12/31/19	2,345,925	246,468	-	2,617,287
ESP Holdings, Inc., 15% PIK, Cumulative Preferred Stock	1,197,909	-	-	1,298,124

31

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Continued)

Year Ended December 31, 2013

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

ESP Holdings, Inc., Common Stock	$744,148	$-	$-	$939,209
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%,
2% LIBOR Floor, due 4/15/15	12,338,872	-	(12,280,051)	-
Integra Telecom, Inc., Common Stock	39,851,440	-	-	44,161,617
Integra Telecom, Inc., Senior Secured 1st Lien Notes, 10.75%, due 4/15/16	6,115,379	401,850	(5,830,000)	-
Integra Telecom, Inc., Warrants	-	-	-	1,688,447
KAGY Holding Company, Inc., Series A Preferred Stock	-	25,759,734	-	2,317,934
Medfort, S.a.r.1., 1st Lien Term Loan A, 15% PIK, due 11/21/17	4,304,133	-	-	4,704,688
Medfort, S.a.r.1., 1st Lien Term Loan A2, 15% PIK, due 11/21/17	15,132,431	-	-	16,540,696
Medfort, S.a.r.1., 1st Lien Term Loan B, 1% PIK, due 11/21/17	3,972,377	-	-	13,021,352
Medfort, S.a.r.1., 1st Lien Term Loan B2, 1% PIK, due 11/21/17	12	-	-	13
NHSAS Holdings, LLC, Membership Units	8,781	-	(8,904)	-
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 8%, due 12/15/16	24,483,000	-	-	24,483,000
NVHL S.A., Common Shares	23,924,705	-	-	24,922,097
Online Resources Corporation, Common Stock	4,447,838	-	(7,543,960)	-
Perseus Holdings S.A., Common Stock	-	-	-	-
Primacom Finance (Lux) S.A., Super Senior Facility, 11%, due 9/30/16	-	8,052,936	-	8,423,129
Primacom Holding GmbH, Super Senior Facility A, 12% PIK, due 9/30/15	4,184,876	-	(4,167,747)	-
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK,
due 11/21/17	3,354,760	-	-	3,494,616
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase
Series A Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase
Series B Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase
Series C Preferred Stock	-	-	-	-
RM Holdco, LLC, Membership Units	2,746,522	-	-	-
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK,
due 3/21/18	16,511,267	187,495	-	7,105,323
RM OpCo, LLC, Convertible 1st Lien Term Loan Tranche B-1,
12% Cash + 7% PIK, due 3/21/16	-	3,774,178	-	3,859,571
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%,
due 3/21/16	10,588,767	144,913	(517,318)	10,216,362
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B,
12% Cash + 7% PIK, due 3/21/16	17,627,841	1,597,700	-	19,225,541
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1,
12% Cash + 7% PIK, due 3/21/16	5,567,313	526,462	-	6,056,358
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	13,900,141	26,030	(16,461,725)	-
TCP Delos Cayman Holdings, Common Shares	-	1,438,681	-	1,484,866
TCP Delos Delaware Holdings, LLC, Partnership Interest	-	3,090,598	-	3,291,035
TOPV New World Holdings, LLC, Membership Interests	56,214,933	-	(4,922,016)	48,441,792
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	27,240,500	-	-	27,097,963
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17	6,582,065	768,598	(7,350,663)	-
Woodbine Intermediate Holdings, LLC, Membership Units	11,022,898	-	-	15,330,697

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

32

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2013

Investment	Acquisition Date	Cost

Avaya, Inc., Senior Secured 2nd Lien Notes, 10.5%, due 3/1/21	Various 2013	$7,728,370
Beech Holdings, LLC, Membership Units	Various 2013	12,628,928
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	Various 2012 & 2013	25,290,064
Buffets Restaurants Holdings, Inc., Common Stock	8/24/12	3,813,240
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12	21,612,959
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13	1,609,997
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
HW Topco, Inc., Common Stock	1/13/12 & 1/15/13	5,861,481
HW Topco, Inc., Preferred Stock	1/13/12	11,398
LightSquared Inc., Call Option $0.01	12/31/13	-
Linc Energy Finance, Inc., Senior Secured Notes, 12.5%, due 10/31/17	10/5/12	15,752,334
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	35,000,000
Marsico Holdings, LLC, Common Interest Units	9/10/12	485,982
Oxford Resource Holdings, LLC, Warrants to Purchase Class B Units	6/24/13	3,590
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	959,196
Oxford Resource Partners, LP, Warrants to Purchase Subordinated Units	6/24/13	3,590
Precision Holdings, LLC, Class C Membership Interests	9/30/10 & 7/25/11	-
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	Various 2012 & 2013	22,860,895
Shop Holding, LLC, Class A Units	6/2/11	1,301,747
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12	1,012,080
STG-Fairway Holdings, LLC, Class A Units	12/30/10 & 10/18/13	3,304,380
TBC Holdings I, Inc., Common Stock	11/18/11	281,286
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
V Telecom Investment S.C.A., Common Shares	11/9/12	8,688,957

33

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2013

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Companies less than 5% owned	$-	$874,275,404	$-	$874,275,404
Companies 5% to 25% owned	-	288,406,612	-	288,406,612
Investment in subsidiary	804,406,930	-	(804,406,930)	-
Companies more than 25% owned	-	137,667,754	-	137,667,754
Total investments	804,406,930	1,300,349,770	(804,406,930)	1,300,349,770

Cash and cash equivalents	-	20,768,442	-	20,768,442
Distribution receivable	28,530,770	-	(28,530,770)	-
Accrued interest income	-	10,981,636	-	10,981,636
Receivable for investments sold	-	7,140,045	-	7,140,045
Deferred debt issuance costs	-	1,080,367	-	1,080,367
Unrealized gain on foreign currency exchange contract	-	578,133	-	578,133
Receivable from the Partnership	512,488	-	(512,488)	-
Prepaid expenses and other assets	46,181	1,527,806	-	1,573,987
Total assets	833,496,369	1,342,426,199	(833,450,188)	1,342,472,380

Liabilities
Credit facility payable	-	120,407,751	-	120,407,751
Distribution payable	28,500,000	28,530,770	(28,530,770)	28,500,000
Payable for investments purchased	-	14,992,946	-	14,992,946
Payable to the Investment Manager	48,063	541,788	-	589,851
Equity placement costs payable	543,163	-	-	543,163
Payable to the Company	-	512,488	(512,488)	-
Interest payable	-	270,945	-	270,945
Accrued expenses and other liabilities	81,220	2,863,145	-	2,944,365
Total liabilities	29,172,446	168,119,833	(29,043,258)	168,249,021

Preferred stock
Series Z preferred stock	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	22,698	-	-	22,698
Total preferred stock	302,698	-	-	302,698

Preferred equity facility
Series A preferred limited partner interests	-	369,000,000	-	369,000,000
Accumulated dividends on Series A preferred equity facility	-	899,436	-	899,436
Total preferred limited partner interests	-	369,899,436	-	369,899,436

Net assets	$804,021,225	$804,406,930	$(804,406,930)	$804,021,225

Composition of net assets
Common stock	$78	$-	$-	$78
Additional paid-in capital	1,078,833,219	1,081,728,330	(1,081,728,330)	1,078,833,219
Accumulated deficit	(274,789,374)	(277,321,400)	277,321,400	(274,789,374)
Accumulated dividends to Series Z preferred shareholders	(22,698)	-	-	(22,698)
Net assets	$804,021,225	$804,406,930	$(804,406,930)	$804,021,225

34

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2013

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Companies less than 5% owned	$-	$114,596,533	$-	$114,596,533
Companies 5% to 25% owned	-	8,384,871	-	8,384,871
Companies more than 25% owned	-	10,355,398	-	10,355,398
Other income:
Companies less than 5% owned	-	4,853,766	-	4,853,766
Companies 5% to 25% owned	-	482,823	-	482,823
Companies more than 25% owned	-	4,691,218	-	4,691,218
Total interest and related investment income	-	143,364,609	-	143,364,609

Operating expenses:
Management and advisory fees	-	28,650,000	-	28,650,000
Interest expense	-	1,399,644	-	1,399,644
Legal fees, professional fees and due diligence expenses	84,827	1,008,193	-	1,093,020
Amortization of deferred debt issuance costs	-	1,070,064	-	1,070,064
Insurance expense	116,907	233,918	-	350,825
Commitment fees	-	324,248	-	324,248
Director fees	86,001	171,999	-	258,000
Custody fees	-	176,000	-	176,000
Other operating expenses	18,889	688,437	-	707,326
Total expenses	306,624	33,722,503	-	34,029,127

Net investment income	(306,624)	109,642,106	-	109,335,482

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	-	13,946,636	-	13,946,636
Investments in companies 5% to 25% owned	-	(25,528,919)	-	(25,528,919)
Foreign currency transactions	-	1,967,473	-	1,967,473
Net realized loss	-	(9,614,810)	-	(9,614,810)
Net change in net unrealized appreciation/depreciation	-	35,258,561	-	35,258,561
Net realized and unrealized gain	-	25,643,751	-	25,643,751

Interest in earnings of subsidiary	131,593,162	-	(131,593,162)	-
Dividends paid on Series A preferred equity facility	-	(3,724,145)	-	(3,724,145)
Net change in accumulated dividends on Series A preferred equity facility	-	31,450	-	31,450
Net change in reserve for distributions to Series Z preferred shareholders	(20,254)	-	-	(20,254)
Net increase in net assets resulting from operations	$131,266,284	$131,593,162	$(131,593,162)	$131,266,284

35

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Company and the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2013)

Principal Occupation(s)

Edwin A. Huston (75)

- Year of Election or Appointment: 2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Company and the Partnership. Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation. Mr. Huston serves as a director and chair of the compensation committee of The Hackett Group, Inc. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of both Unisys Corporation and Kaman Corporation. He is also a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees one portfolio in the fund complex as a director.

Leo R. Jalenak, Jr. (83)

- Year of Election or Appointment: 2011

- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background is in both sales and general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund, LLC, and from 2006 to 2011 he served as an independent director of Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP, each of which is a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from The Wharton School. Mr. Jalenak oversees one portfolio in the fund complex as a director.

36

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Gerald J. Lewis (80)

- Year of Election or Appointment: 2006

- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (Magna Cum Laude) and Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2013)

Principal Occupation(s)

Michael E. Tennenbaum (78)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Company and the Partnership. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award. He is member of the Smithsonian Institution National Board, a Member of the Investment Committee of the Smithsonian Institution, and Founder of the Tennenbaum Marine Observatories. He is a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors, and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research.

He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University, a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee, and a previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors.

37

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (48)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Company and the Partnership. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, a voting member of its Investment Committee, and a member of its Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of RM Holdco, LLC, WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of the Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (52)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP in 2002, Mr. Hollander was an attorney for 16 years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

38

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Michael E. Leitner (46)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Previously, he was Vice President of Corporate Development of 360networks and served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for TCP on the board of Integra Telecom and is a board observer to Primacom GmbH. Mr. Leitner is active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (46)

- Year of Election or Appointment: 2006

- Director and President of the Company and the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital Corp. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History from the University of Pennsylvania, a B.S. in Economics (concentration in finance) from The Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (42)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. He is also President and Chief Operating Officer of TCP Capital Corp. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, Mr. Vig was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager with PwC in New York.  He began his career in New York with Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the board of Dialogic and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

39

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Paul L. Davis (40)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Company and the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO of the Company, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (50)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company and the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP.  Ms. Greenwood has more than 20 years’ experience working in the alternative investment industry at private equity, venture capital, and hedge funds. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at companies funded by Pacific Capital Group and Ridgestone Corporation. She began her legal career as an associate in the Century City office of Stroock & Stroock & Lavan.  Ms. Greenwood currently serves on the Board of the Association of Women in Alternative Investing and the California State Council of the Humane Society of the United States. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

40

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Supplemental Tax Information

(Unaudited)

82.8% of the ordinary income distributions paid by the Company during the year ended December 31, 2013 qualify as “interest related dividends” for non-US shareholders. The Company did not distribute any qualified dividend income or short-term capital gains.

41

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston, Leo R. Jalenak, Jr., and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $27,750 for fiscal year 2013 and $27,750 for fiscal year 2012.

(b) Audit-Related Fees. Not applicable.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $28,375 in 2013 and $36,750 in 2012. The services comprising such fees included tax return preparation and related tax advice and planning.

(d) All Other Fees. Not applicable.

(e) (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $28,375 for fiscal year 2013 and $36,750 for fiscal year 2012.

(h) The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Not applicable.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, TCP Capital Corp., Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, portfolio managers are required to disclose any personal or business relationship that they or their immediate family members may have with an issuer soliciting proxies from Tennenbaum’s Clients. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by Special Value Opportunities Fund, LLC, June 18, 2004

Adopted by Special Value Expansion Fund, LLC, August 19, 2004

Adopted by TCP Capital Corp. and Special Value Continuation Partners, LP, July 18, 2006

Adopted by Tennenbaum Opportunities Fund V, LLC, September 29, 2006

Adopted by Tennenbaum Opportunities Partners V, LP, December 22, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of the date of the filing of this report, the six persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer leads Babson Capital’s Fund Investments & Advisory operation (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. He is responsible for the management of a team of investment professionals originating, analyzing, structuring and documenting private equity fund and direct equity co-investments across multiple alternative equity strategies. Mr. Spencer has 28 years of industry experience. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank and most recently co-lead Babson's Mezzanine and Private Equity Group for 13 years. He is Vice President of  Babson Capital Corporate Investors and  Babson Capital Participation Investors and Manager of Mezzco LLC, Mezzco II LLC, Mezzco III LLC, and Mezzco IV LLC, the respective General Partners of Tower Square Capital Partners I, L.P., Tower Square Capital Partners II, L.P., Tower Square Capital Partners III, L.P., and Tower Square Capital Partners IV, L.P., Babson's four private mezzanine funds. Mr. Spencer is active as a voting member on the investment committee for the four private mezzanine funds as well as  three absolute return funds co-managed by the Investment Manager and Babson. He holds a B.A. in Economics and History from Bucknell University, an M.B.A. from the State University of New York at Buffalo and is a member of the CFA Institute.

(2) The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2013:

Name of Portfolio Manager	Type of Account	Total No. of Other Accounts Managed	Total Other Assets (in millions)
Mark K. Holdsworth	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	3 3 2	$ 1,972.6 $ 441.7 $ 803.3
Michael E. Leitner	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	3 7 2	$ 1,972.6 $ 965.0 $ 803.3
Howard M. Levkowitz	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	3 8 2	$ 1,972.6 $ 966.5 $ 803.3
Richard E. Spencer II	Registered Investment Companies:	2	$ 1,807.2
Michael E. Tennenbaum	Registered Investment Companies: Other Pooled Investment Vehicles:	2 1	$ 1,507.8 $ 1.5
Rajneesh Vig	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	3 2 2	$ 1,972.6 $ 440.1 $ 803.3

The advisory compensation of each of these accounts, with the exception of one of the other pooled investment vehicles, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer has day to day responsibility over the management of a $3.8 billion private equity portfolio in MassMutual’s General Investment Account as well as responsibility for the management of Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $400.0 million and four other pooled investment vehicles with combined assets of approximately $1.5 billion, each as of December 31, 2013. The advisory fee of each of the four aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3) Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing members of one of the other pooled investment vehicles. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. Neither the Registrant nor any of the Other TCP Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4) The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2013 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001-$500,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000
Rajneesh Vig	$500,001-$1,000,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 10, 2014

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 10, 2014